                                                                   EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       THE FIRST NATIONAL BANK OF CHICAGO

              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                     36-0899825
                                                   (I.R.S. EMPLOYER
                                                   IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS        60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          --------------------------

                                PROFFITT'S, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

TENNESSEE                                          82-0331040
(STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

116 NORTH CALDERWOOD
ALOOS, TENNESSEE                                   37701
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                                DEBT SECURITIES
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING
                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16.          LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
                  PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                          John R. Prendiville
                          Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                                    May 7, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of an indenture between Proffitt's, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By /s/ John R. Prendiville
                                      John R. Prendiville
                                      Vice President

                                   EXHIBIT 7

Legal Title of Bank:         The First National Bank of Chicago     Call Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                     One First National Plaza, Ste 0460                                          Page RC-1
City, State  Zip:            Chicago, IL  60670
FDIC Certificate No.    0/3/6/1/8


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                       DOLLAR AMOUNTS IN                      C400            <-
                                                                            THOUSANDS            RCFD     BIL MIL THOU       -----
                                                                       -----------------         ----     ------------       -----
ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):

    a. Noninterest-bearing balances and currency and coin(1)...................                  0081        4,586,399       1.a.
    b. Interest-bearing balances(2)............................................                  0071        5,224,838       1.b.
2.  Securities

    a. Held-to-maturity securities(from Schedule RC-B, column A)                                 1754                0        2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)............                  1773        3,335,304        2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold......................................................                  0276        4,157,626       3.a.
    b. Securities purchased under agreements to resell.........................                  0277           96,125       3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule

    RC-C).....................................................         RCFD 2122 23,448,929                                  4.a.
    b. LESS: Allowance for loan and lease losses..............         RCFD 3123    419,373                                  4.b.
    c. LESS: Allocated transfer risk reserve..................         RCFD 3128          0                                  4.c.
    d. Loans and leases, net of unearned income, allowance, and

       reserve (item 4.a minus 4.b and 4.c)...................                                   2125       23,029,556       4.d.
5.  Assets held in trading accounts...........................                                   3545        7,888,514       5.
6.  Premises and fixed assets (including capitalized leases)..                                   2145          701,700       6.
7.  Other real estate owned (from Schedule RC-M).....                                            2150           11,061       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)............................                                   2130           62,681       8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155          480,933       9.
10. Intangible assets (from Schedule RC-M)....................                                   2143          303,014      10.
11. Other assets (from Schedule RC-F).........................                                   2160        1,745,155      11.
12. Total assets (sum of items 1 through 11)..................                                   2170       51,622,906      12.


-------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:       The First National Bank of Chicago Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                       Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8




SCHEDULE RC-CONTINUED

                                                                       DOLLAR AMOUNTS IN
                                                                           Thousands                      BIL MIL THOU
                                                                       ------------------                 ------------
LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1).................................                           RCON 2200    22,032,796      13.a.
       (1) Noninterest-bearing(1)..................................    RCON 6631  9,190,670                                13.a.(1)
       (2) Interest-bearing........................................    RCON 6636 12,842,126                                13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)..........................                           RCFN 2200    10,861,857      13.b.
       (1) Noninterest bearing.....................................    RCFN 6631     285,745                               13.b.(1)
       (2) Interest-bearing........................................    RCFN 6636 10,576,382                                13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased.....................................                           RCFD 0278     2,639,255      14.a.
    b. Securities sold under agreements to repurchase..............                           RCFD 0279        66,564      14.b.
15. a. Demand notes issued to the U.S. Treasury....................                           RCON 2840       121,352      15.a.
    b. Trading Liabilities.........................................                           RCFD 3548     5,793,742      15b.
16. Other borrowed money:
    a. With original maturity of one year or less..................                           RCFD 2332     2,665,232      16.a.
    b. With original  maturity of more than one year...............                           RCFD 2333        58,105      16b.
17. Mortgage indebtedness and obligations under capitalized
    leases.........................................................                           RCFD 2910       285,671      17.
18. Bank's liability on acceptance executed and outstanding........                           RCFD 2920       480,933      18.
19. Subordinated notes and debentures..............................                           RCFD 3200     1,400,000      19.
20. Other liabilities (from Schedule RC-G).........................                           RCFD 2930     1,199,147      20.
21. Total liabilities (sum of items 13 through 20).................                           RCFD 2948    47,604,654      21.
22. Limited-Life preferred stock and related surplus...............                           RCFD 3282             0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..................                           RCFD 3838             0      23.
24. Common stock...................................................                           RCFD 3230       200,858      24.
25. Surplus (exclude all surplus related to preferred stock).......                           RCFD 3839     2,934,523      25.
26. a. Undivided profits and capital reserves......................                           RCFD 3632       865,652      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities..................................................                           RCFD 8434        18,441      26.b.
27. Cumulative foreign currency translation adjustments............                           RCFD 3284        (1,222)     27.
28. Total equity capital (sum of items 23 through 27)..............                           RCFD 3210     4,018,252      28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)..........................                           RCFD 3300    51,622,906      29.



Memorandum

To be reported only with the March Report of Condition.
1.       Indicate in the box at the right the number of the statement below
         that best describes the most comprehensive level of auditing work                     Number
         performed for the bank by independent external Number auditors as of
         any date during 1995...................................................   RCFD 6724      N/A    M.1.



1    = Independent audit of the bank conducted in accordance         4.   = Directors' examination of the bank performed by other
                                                                            external auditors (may be required by state
2    = Independent audit of the bank's parent holding company               chartering authority)
       conducted in accordance with generally accepted
       auditing standards by a certified  public accounting          5    = Review of the bank's financial statements by external
       firm which submits a report on the consolidated holding              auditors
       company (but not on the bank separately)                      6    = Compilation of the bank's financial statements by
                                                                            external auditors
3    = Directors' examination of the bank conducted in               7    = Other audit procedures (excluding tax preparation work)
       accordance with generally accepted auditting standards
       by a certified public accounting firm (may be required        8    = No external audit work
       by state chartering authority)



----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       THE FIRST NATIONAL BANK OF CHICAGO

              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                  36-0899825
                                                (I.R.S. EMPLOYER
                                                IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS     60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                        ------------------------------
                             G.R. HERBERGER'S, INC.

              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

MINNESOTA                                       41-0635374
STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

600 MALL GERMAIN
ST. CLOUD, MINNESOTA                            56301
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                          GUARANTEE OF DEBT SECURITIES
                              OF PROFFITT'S, INC.

                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING

                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16.          LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
                  PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                           John R. Prendiville
                           Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                               May 7, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of a guarantee agreement between G.R. Herberger's, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                             By      /s/ John R. Prendiville
                                     John R. Prendiville
                                     Vice President

                                   EXHIBIT 7

Legal Title of Bank:         The First National Bank of ChicCall Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                     One First National Plaza, Ste 0460                                      Page RC-1
City, State  Zip:                          Chicago, IL  60670
FDIC Certificate No.0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                                              C400           <-
                                                                       DOLLAR AMOUNTS IN                      -----       ---------
                                                                            THOUSANDS            RCFD     BIL MIL THOU
                                                                       -----------------         ----     ------------
ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1)...........                          0081        4,586,399         1.a.
    b. Interest-bearing balances(2)....................................                          0071        5,224,838         1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A).......                          1754                0         2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)....                          1773        3,335,304         2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold..............................................                          0276        4,157,626         3.a.
    b. Securities purchased under agreements to resell.................                          0277           96,125         3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C)..............................................................  RCFD 2122 23,448,929                                  4.a.
    b. LESS: Allowance for loan and lease losses.......................  RCFD 3123    419,373                                  4.b.
    c. LESS: Allocated transfer risk reserve...........................  RCFD 3128          0                                  4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c)............................                          2125       23,029,556         4.d.
5.  Assets held in trading accounts....................................                          3545        7,888,514         5.
6.  Premises and fixed assets (including capitalized leases)...........                          2145          701,700         6.
7.  Other real estate owned (from Schedule RC-M).......................                          2150           11,061         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).....................................                          2130           62,681         8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155          480,933         9.
10. Intangible assets (from Schedule RC-M).............................                          2143          303,014         10.
11. Other assets (from Schedule RC-F)..................................                          2160        1,745,155         11.
12. Total assets (sum of items 1 through 11)...........................                          2170       51,622,906         12.



(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:       The First National Bank of Chicago Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                      Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8


SCHEDULE RC-CONTINUED

                                                                       DOLLAR AMOUNTS IN
                                                                           Thousands                      BIL MIL THOU
                                                                       ------------------                 ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1).................................                          RCON 2200     22,032,796      13.a.
       (1) Noninterest-bearing(1)..................................    RCON 6631  9,190,670                                13.a.(1)
       (2) Interest-bearing........................................    RCON 6636 12,842,126                                13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)..........................                          RCFN 2200     10,861,857      13.b.
       (1) Noninterest bearing.....................................    RCFN 6631     285,745                               13.b.(1)
       (2) Interest-bearing........................................    RCFN 6636 10,576,382                                13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased.....................................                          RCFD 0278      2,639,255      14.a.
    b. Securities sold under agreements to repurchase..............                          RCFD 0279         66,564      14.b.
15. a. Demand notes issued to the U.S. Treasury                                              RCON 2840        121,352      15.a.
    b. Trading Liabilities.........................................                          RCFD 3548      5,793,742      15b.
16. Other borrowed money:
    a. With original maturity of one year or less..................                          RCFD 2332      2,665,232      16.a.
    b. With original  maturity of more than one year...............                          RCFD 2333         58,105      16b.
17. Mortgage indebtedness and obligations under capitalized
    leases.........................................................                          RCFD 2910        285,671      17.
18. Bank's liability on acceptance executed and outstanding                                  RCFD 2920        480,933      18.
19. Subordinated notes and debentures..............................                          RCFD 3200      1,400,000      19.
20. Other liabilities (from Schedule RC-G).........................                          RCFD 2930      1,199,147      20.
21. Total liabilities (sum of items 13 through 20).................                          RCFD 2948     47,604,654      21.
22. Limited-Life preferred stock and related surplus...............                          RCFD 3282              0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..................                          RCFD 3838              0      23.
24. Common stock...................................................                          RCFD 3230        200,858      24.
25. Surplus (exclude all surplus related to preferred stock).......                          RCFD 3839      2,934,523      25.
26. a. Undivided profits and capital reserves......................                          RCFD 3632        865,652      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities..................................................                          RCFD 8434         18,441      26.b.
27. Cumulative foreign currency translation adjustments............                          RCFD 3284         (1,222)     27.
28. Total equity capital (sum of items 23 through 27)..............                          RCFD 3210      4,018,252      28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)..........................                          RCFD 3300     51,622,906      29.

Memorandum

To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent
    external                                                                                                   Number
    auditors as of any date during 1995.........................................................RCFD 6724     N/A     M.1.


1    = Independent audit of the bank conducted in accordance       4. =  Directors' examination of the bank performed by
       with generally accepted auditing standards by a certified         other external auditors (may be required by
       state chartering public accounting firm which submits a           authority)
       report on the bank
2    = Independent audit of the bank's parent holding company      5 =  Review of the bank's financial statements by external
       conducted in accordance with generally accepted auditing         auditors
       standards by a certified public accounting firm which       6 =  Compilation of the bank's financial statements by external
       submits a report on the consolidated holding company             auditors
       (but not on the bank separately)                            7 =  Other audit procedures (excluding tax preparation work)
3    = Directors' examination of the bank conducted in             8 =  No external audit
       work accordance with generally accepted auditing standards by a certified public accounting firm (may be required by
       state chartering authority)


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)___

                          ----------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


  A NATIONAL BANKING ASSOCIATION                     36-0899825
                                                     (I.R.S. EMPLOYER
                                                     IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS          60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
            ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                         --------------------------

                                 MCCRAE'S, INC.
             (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

     MISSISSIPPI                                      64-0202140
     (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NUMBER)


     3455 HIGHWAY 80 WEST
     JACKSON, MISSISSIPPI                             39209
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                          GUARANTEE OF DEBT SECURITIES
                              OF PROFFITT'S, INC.
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING
                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16.          LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
                  PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                           John R. Prendiville
                           Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                                May 7, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of a guarantee agreement between McCrae's, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             Very truly yours,

                             THE FIRST NATIONAL BANK OF CHICAGO

                             By      /s/ John R. Prendiville
                                     John R. Prendiville
                                     Vice President

                                   EXHIBIT 7

Legal Title of Bank:         The First National Bank of ChicCall Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                     One First National Plaza, Ste 0460                                  Page RC-1
City, State  Zip:            Chicago, IL  60670
FDIC Certificate No.0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                       DOLLAR AMOUNTS IN                      C400              <-
                                                                            THOUSANDS            RCFD     BIL MIL THOU
                                                                       -----------------         ----     ------------        ------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):

    a. Noninterest-bearing balances and currency and coin(1)..                                   0081        4,586,399         1.a.
    b. Interest-bearing balances(2)....................................                          0071        5,224,838         1.b.
2.  Securities

    a. Held-to-maturity securities(from Schedule RC-B, column A)                                 1754                0         2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)....                          1773        3,335,304         2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold..............................................                          0276        4,157,626         3.a.
    b. Securities purchased under agreements to resell.................                          0277           96,125         3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule

    RC-C)..............................................................      RCFD 2122                       23,448,929        4.a.
    b. LESS: Allowance for loan and lease losses.......................      RCFD 3123                          419,373        4.b.
    c. LESS: Allocated transfer risk reserve...........................      RCFD 3128                                0        4.c.
    d. Loans and leases, net of unearned income, allowance, and

       reserve (item 4.a minus 4.b and 4.c)............................                          2125        23,029,556         4.d.
5.  Assets held in trading accounts....................................                          3545         7,888,514         5.
6.  Premises and fixed assets (including capitalized leases)...........                          2145           701,700         6.
7.  Other real estate owned (from Schedule RC-M).......................                          2150            11,061         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).....................................                          2130            62,681         8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155           480,933         9.
10. Intangible assets (from Schedule RC-M).............................                          2143           303,014        10.
11. Other assets (from Schedule RC-F)..................................                          2160         1,745,155        11.
12. Total assets (sum of items 1 through 11)...........................                          2170        51,622,906        12.

---------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


Legal Title of Bank:       The First National Bank of Chicago Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                           Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8


SCHEDULE RC-CONTINUED

                                                                                DOLLAR AMOUNTS IN
                                                                                   Thousands              BIL MIL THOU
                                                                                -----------------         ------------
LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1).....................................              RCON 2200            22,032,796      13.a.
       (1) Noninterest-bearing(1)......................................              RCON 6631             9,190,670      13.a.(1)
       (2) Interest-bearing............................................              RCON 6636            12,842,126      13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)...                                         RCFN 2200            10,861,857      13.b.
       (1) Noninterest bearing.........................................              RCFN 6631               285,745      13.b.(1)
       (2) Interest-bearing............................................              RCFN 6636            10,576,382      13.b.(2)
14. Federal funds purchased and securities sold under agreements to purrchase in domestic offices of the bank and of its Edge and
    Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased.........................................              RCFD 0278             2,639,255      14.a.
    b. Securities sold under agreements to repurchase                                RCFD 0279                66,564      14.b.
15. a. Demand notes issued to the U.S. Treasury                                      RCON 2840               121,352      15.a.
    b. Trading Liabilities.............................................              RCFD 3548             5,793,742      15b.
16. Other borrowed money:
    a. With original maturity of one year or less......................              RCFD 2332             2,665,232      16.a.
    b. With original  maturity of more than one year.                                RCFD 2333                58,105      16b.
17. Mortgage indebtedness and obligations under capitalized
    leases.............................................................              RCFD 2910               285,671      17.
18. Bank's liability on acceptance executed and outstanding                          RCFD 2920               480,933      18.
19. Subordinated notes and debentures..................................              RCFD 3200             1,400,000      19.
20. Other liabilities (from Schedule RC-G).............................              RCFD 2930             1,199,147      20.
21. Total liabilities (sum of items 13 through 20).....................              RCFD 2948            47,604,654      21.
22. Limited-Life preferred stock and related surplus...................              RCFD 3282                     0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus......................              RCFD 3838                     0      23.
24. Common stock.......................................................              RCFD 3230               200,858      24.
25. Surplus (exclude all surplus related to preferred stock)                         RCFD 3839             2,934,523      25.
26. a. Undivided profits and capital reserves..........................              RCFD 3632               865,652      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities......................................................              RCFD 8434                18,441      26.b.
27. Cumulative foreign currency translation adjustments                              RCFD 3284                (1,222)     27.
28. Total equity capital (sum of items 23 through 27)                                RCFD 3210              4,018,252     28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)..............................              RCFD 3300             51,622,906     29.

Memorandum

To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the  most
    comprehensive level of auditing work performed for the bank by independent external            Number
    auditors as of any date during 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . ....RCFM.1.   ....  N/A

1 =  Independent audit of the bank conducted in accordance             4. = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified              external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank              authority)
2 =  Independent audit of the bank's parent holding company            5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing               auditors
     standards by a certified public accounting firm which             6 =  Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                   external auditors
     (but not on the bank separately)                                  7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in accordance        8 =  No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state chartering authority)

--------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


                       SECURITIES AND EXCHANGE COMMISSION




                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)____

                      ----------------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED in ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                         36-0899825
                                                       (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      ----------------------------------

                          MCCRAE'S STORES PARTNERSHIP
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

ALABAMA                                                72-1360263
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


3455 HIGHWAY 80 WEST
JACKSON, MISSISSIPPI                                   39209
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          GUARANTEE OF DEBT SECURITIES
                              OF PROFFITT'S, INC.
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING
                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                          John R. Prendiville
                          Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                           May 7, 1997
Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of a guarantee agreement between McCrae's Stores Partnership and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By  /s/ John R. Prendiville
                                        John R. Prendiville
                                        Vice President

                                   EXHIBIT 7


Legal Title of Bank:         The First National Bank of ChicCall Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                     One First National Plaza, Ste 0460                                           Page RC-1

City, State  Zip:                          Chicago, IL  60670
FDIC Certificate No.0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET

                                                                       DOLLAR AMOUNTS IN                      C400              <-
                                                                            THOUSANDS            RCFD     BIL MIL THOU
                                                                       -----------------         -----    ------------        ------
ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):

    a. Noninterest-bearing balances and currency and coin(1)..............                       0081        4,586,399         1.a.
    b. Interest-bearing balances(2).......................................                       0071        5,224,838         1.b.
2.  Securities

    a. Held-to-maturity securities(from Schedule RC-B, column A)                                 1754                   0      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).......                       1773        3,335,304         2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold.................................................                       0276        4,157,626         3.a.
    b. Securities purchased under agreements to resell....................                       0277           96,125         3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule

    RC-C).................................................................   RCFD 2122                      23,448,929         4.a.
    b. LESS: Allowance for loan and lease losses..........................   RCFD 3123                         419,373         4.b.
    c. LESS: Allocated transfer risk reserve..............................   RCFD 3128                               0         4.c.
    d. Loans and leases, net of unearned income, allowance, and

       reserve (item 4.a minus 4.b and 4.c)...............................                       2125       23,029,556         4.d.
5.  Assets held in trading accounts.......................................                       3545        7,888,514         5.
6.  Premises and fixed assets (including capitalized leases)..............                       2145          701,700         6.
7.  Other real estate owned (from Schedule RC-M)..........................                       2150           11,061         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)........................................                       2130           62,681         8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155          480,933         9.
10. Intangible assets (from Schedule RC-M)................................                       2143          303,014        10.
11. Other assets (from Schedule RC-F).....................................                       2160        1,745,155        11.
12. Total assets (sum of items 1 through 11)..............................                       2170       51,622,906        12.

--------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

                                                                 5

Legal Title of Bank:       The First National Bank of Chicago Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                                   Page RC-2
City, State  Zip:                   Chicago, IL  60670
FDIC Certificate No.:               0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                       DOLLAR AMOUNTS IN
                                                                           Thousands                BIL MIL THOU
                                                                       -----------------            -----------
LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1)...................................        RCON 2200              22,032,796      13.a.
       (1) Noninterest-bearing(1)....................................        RCON 6631              9,190,670       13.a.(1)
       (2) Interest-bearing..........................................        RCON 6636              12,842,126      13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)............................        RCFN 2200              10,861,857      13.b.
       (1) Noninterest bearing.......................................        RCFN 6631                 285,745      13.b.(1)
       (2) Interest-bearing..........................................        RCFN 6636              10,576,382      13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchasein domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased.......................................        RCFD 0278               2,639,255      14.a.
    b. Securities sold under agreements to repurchase                        RCFD 0279                  66,564      14.b.
15. a. Demand notes issued to the U.S. Treasury                              RCON 2840                 121,352      15.a.
    b. Trading Liabilities...........................................        RCON 3548               5,793,742      15b.
16. Other borrowed money:
    a. With original maturity of one year or less....................        RCFD 2332               2,665,232      16.a.
    b. With original  maturity of more than one year.................        RCFD 2333                  58,105      16b.
17. Mortgage indebtedness and obligations under capitalized
    leases...........................................................        RCFD 2910                 285,671      17.
18. Bank's liability on acceptance executed and outstanding                  RCFD 2920                 480,933      18.
19. Subordinated notes and debentures................................        RCFD 3200               1,400,000      19.
20. Other liabilities (from Schedule RC-G)...........................        RCFD 2930               1,199,147      20.
21. Total liabilities (sum of items 13 through 20)...................        RCFD 2948              47,604,654      21.
22. Limited-Life preferred stock and related surplus.................        RCFD 3282                       0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....................        RCFD 3838                       0      23.
24. Common stock.....................................................        RCFD 3230                 200,858      24.
25. Surplus (exclude all surplus related to preferred stock)                 RCFD 3839               2,934,523      25.
26. a. Undivided profits and capital reserves........................        RCFD 3632                 865,652      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities....................................................        RCFD 8434                   18,441     26.b.
27. Cumulative foreign currency translation adjustments                      RCFD 3284                   (1,222)    27.
28. Total equity capital (sum of items 23 through 27)                        RCFD 3210                4,018,252     28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)............................        RCFD 3300               51,622,906     29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external                  Number
    auditors as of any date during 1995  . . . . . . . . . . . . . . . . . . . . . . .        RCFM.1.     ....  N/A

1 =  Independent audit of the bank conducted in accordance         4 =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank          authority)
2 =  Independent audit of the bank's parent holding company        5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which         6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company               auditors
     (but not on the bank separately)                              7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in               8 = No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)

------------------
(1)      Includes total demand deposits and noninterest-bearing time and savings deposits.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                          ---------------------------
                       THE FIRST NATIONAL BANK OF CHICAGO

              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                         36-0899825
                                                       (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          ---------------------------

                           MCCRAE'S OF ALABAMA, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

ALABAMA                                                63-0165960
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

3455 HIGHWAY 80 WEST
JACKSON, MISSISSIPPI                                   39209
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          GUARANTEE OF DEBT SECURITIES
                              OF PROFFITT'S, INC.
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.  FURNISH THE FOLLOWING
                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                           John R. Prendiville
                           Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                           May 7, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of a guarantee agreement between McCrae's of Alabama, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By  /s/ John R. Prendiville
                                       John R. Prendiville
                                       Vice President

                                   EXHIBIT 7

Legal Title of Bank:         The First National Bank of ChicCall Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                     One First National Plaza, Ste 0460                                  Page RC-1
City, State  Zip:            Chicago, IL  60670
FDIC Certificate No.         0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                             C400              <-
                                                                         DOLLAR AMOUNTS IN                ----------        -------
                                                                             THOUSANDS           RCFD     BIL MIL THOU
                                                                         -----------------       ----     ------------
ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):

    a. Noninterest-bearing balances and currency and coin(1)..                                   0081        4,586,399         1.a.
    b. Interest-bearing balances(2)...............................                               0071        5,224,838         1.b.
2.  Securities

    a. Held-to-maturity securities(from Schedule RC-B, column A)                                 1754                0         2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)...                           1773        3,335,304         2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold..........................................                              0276        4,157,626         3.a.
    b. Securities purchased under agreements to resell.............                              0277           96,125         3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule

    RC-C)..........................................................    RCFD 2122 23,448,929                                    4.a.
    b. LESS: Allowance for loan and lease losses...................    RCFD 3123    419,373                                    4.b.
    c. LESS: Allocated transfer risk reserve.......................    RCFD 3128          0                                    4.c.
    d. Loans and leases, net of unearned income, allowance, and

       reserve (item 4.a minus 4.b and 4.c)........................                              2125       23,029,556         4.d.
5.  Assets held in trading accounts................................                              3545        7,888,514         5 .
6.  Premises and fixed assets (including capitalized leases).......                              2145          701,700         6.
7.  Other real estate owned (from Schedule RC-M)...................                              2150           11,061         7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).................................                              2130           62,681         8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155          480,933         9.
10. Intangible assets (from Schedule RC-M).........................                              2143          303,014        10.
11. Other assets (from Schedule RC-F)..............................                              2160        1,745,155        11.
12. Total assets (sum of items 1 through 11).......................                              2170       51,622,906        12.

-----------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:       The First National Bank of Chicago Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                       Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                       DOLLAR AMOUNTS IN
                                                                           Thousands                      BIL MIL THOU
                                                                       -----------------                  -----------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1)................................                            RCON 2200     22,032,796     13.a.
       (1) Noninterest-bearing(1).................................     RCON 6631  9,190,670                                13.a.(1)
       (2) Interest-bearing.......................................     RCON 6636 12,842,126                                13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II).........................                            RCFN 2200     10,861,857     13.b.
       (1) Noninterest bearing....................................     RCFN 6631     285,745                               13.b.(1)
       (2) Interest-bearing.......................................     RCFN 6636 10,576,382                                13.b.(2)
14. Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices of
    the bank and of its Edge and Agreement
    subsidiaries, and in IBFs:
    a. Federal funds purchased....................................                            RCFD 0278      2,639,255     14.a.
    b. Securities sold under agreements to repurchase                                         RCFD 0279         66,564     14.b.
15. a. Demand notes issued to the U.S. Treasury                                               RCON 2840        121,352     15.a.
    b. Trading Liabilities........................................                            RCFD 3548      5,793,742     15b.
16. Other borrowed money:
    a. With original maturity of one year or less.................                            RCFD 2332      2,665,232     16.a.
    b. With original  maturity of more than one year.                                         RCFD 2333         58,105     16b.
17. Mortgage indebtedness and obligations under capitalized
    leases........................................................                            RCFD 2910        285,671     17.
18. Bank's liability on acceptance executed and outstanding                                   RCFD 2920        480,933     18.
19. Subordinated notes and debentures.............................                            RCFD 3200      1,400,000     19.
20. Other liabilities (from Schedule RC-G)........................                            RCFD 2930      1,199,147     20.
21. Total liabilities (sum of items 13 through 20)................                            RCFD 2948     47,604,654     21.
22. Limited-Life preferred stock and related surplus..............                            RCFD 3282              0     22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.................                            RCFD 3838              0     23.
24. Common stock..................................................                            RCFD 3230        200,858     24.
25. Surplus (exclude all surplus related to preferred stock)                                  RCFD 3839      2,934,523     25.
26. a. Undivided profits and capital reserves.....................                            RCFD 3632        865,652     26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities.................................................                            RCFD 8434         18,441     26.b.
27. Cumulative foreign currency translation adjustments                                       RCFD 3284         (1,222)    27.
28. Total equity capital (sum of items 23 through 27)                                         RCFD 3210      4,018,252     28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28).........................                            RCFD 3300     51,622,906     29.



Memorandum

To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the  most comprehensive level of auditing work
    performed for the bank by independent external auditors as of                           Number
    any date during 1995................................................      RCFD 6724       N/A       M.1


1    = Independent audit of the bank conducted in accordance            4. = Directors' examination of the bank performed by
       with generally accepted auditing standards by a certified             other external auditors (may be required by
       public accounting firm which submits a report on the bank             state chartering authority.

G =  Independent audit of the bank's parent holding company             5 =  Review of the bank's financial statements by
     conducted in accordance with generally accepted auditing                external auditors
     standards by a certified public accounting firm which
     submits a report on the consolidated holding company               6 =  Compilation of the bank's financial statements by
     (but not on the bank separately)                                        external auditors
                                                                        7 =  Other audit procedures (excluding tax preparation work)
3=   Directors' examination of the bank conducted in                    8 = No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)

-----------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    --------


                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                           --------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                       36-0899825
                                                        (I.R.S. EMPLOYER
                                                        IDENTIFICATION NUMBER)

   ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS          60670-0126
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          ----------------------------

                                 PARISIAN, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

   ALABAMA                                              63-0880839
   (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

   750 LAKESHORE PARKWAY
   BIRMINGHAM, ALABAMA                                  35211
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                          GUARANTEE OF DEBT SECURITIES
                              OF PROFFITT'S, INC.
                        (TITLE OF INDENTURE SECURITIES)

                  ITEM 1. GENERAL INFORMATION. FURNISH THE FOLLOWING

                  INFORMATION AS TO THE TRUSTEE:

                  (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

                  ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR

                  IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                  SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

                  ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL
                  EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of May, 1997.

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      TRUSTEE

                      By   /s/ John R. Prendiville
                           John R. Prendiville
                           Vice President

* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                                    May 7, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of a guarantee agreement between Parisian, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO

                             By      /s/ John R. Prendiville
                                     John R. Prendiville
                                     Vice President

                                   EXHIBIT 7

Legal Title of Bank:             The First National Bank of Chic       Call Date: 12/31/96  ST-BK:  17-1630 FFIEC 031
Address:                         One First National Plaza, Ste 0460                                         Page RC-1
City, State  Zip:                Chicago, IL  60670
FDIC Certificate No.  0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                       DOLLAR AMOUNTS IN                      C400          <-
                                                                            THOUSANDS            RCFD     BIL MIL THOU
                                                                       -----------------         ----     ------------      ------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1)...........                          0081        4,586,399      1.a.
    b. Interest-bearing balances(2)....................................                          0071        5,224,838      1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A).......                          1754                0      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)....                          1773        3,335,304      2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold..............................................                          0276        4,157,626      3.a.
    b. Securities purchased under agreements to resell.................                          0277            96,125     3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C)............................................................. RCFD 2122 23,448,929                                 4.a.
    b. LESS: Allowance for loan and lease losses...................... RCFD 3123    419,373                                 4.b.
    c. LESS: Allocated transfer risk reserve.......................... RCFD 3128          0                                 4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c)...........................                           2125       23,029,556      4.d.
5.  Assets held in trading accounts...................................                           3545        7,888,514      5.
6.  Premises and fixed assets (including capitalized leases)..........                           2145          701,700      6.
7.  Other real estate owned (from Schedule RC-M)......................                           2150           11,061      7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)....................................                           2130           62,681      8.
9.  Customers' liability to this bank on acceptances outstanding......                           2155          480,933      9.
10. Intangible assets (from Schedule RC-M)............................                           2143          303,014      10.
11. Other assets (from Schedule RC-F).................................                           2160        1,745,155      11.
12. Total assets (sum of items 1 through 11)..........................                           2170       51,622,906      12.

------------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:       The First National Bank of Chicago             Call Date:   09/30/96 ST-BK:  17-1630 FFIEC 031
Address:                   One First National Plaza, Ste 0460                                                   Page RC-2
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                       DOLLAR AMOUNTS IN
                                                                           Thousands                      BIL MIL THOU
                                                                       -----------------                  ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1)..................................                         RCON 2200    22,032,796       13.a.
       (1) Noninterest-bearing(1)...................................   RCON 6631  9,190,670                                13.a.(1)
       (2) Interest-bearing.........................................   RCON 6636 12,842,126                                13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)...........................                         RCFN 2200    10,861,857       13.b.
       (1) Noninterest bearing......................................   RCFN 6631    285,745                                13.b.(1)
       (2) Interest-bearing.........................................   RCFN 6636 10,576,382                                13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased......................................                         RCFD 0278     2,639,255      14.a.
    b. Securities sold under agreements to repurchase...............                         RCFD 0279        66,564      14.b.
15. a. Demand notes issued to the U.S. Treasury.....................                         RCON 2840       121,352      15.a.
    b. Trading Liabilities..........................................                         RCFD 3548     5,793,742      15b.
16. Other borrowed money:
    a. With original maturity of one year or less...................                         RCFD 2332     2,665,232      16.a.
    b. With original  maturity of more than one year................                         RCFD 2333        58,105      16b.
17. Mortgage indebtedness and obligations under capitalized
    leases..........................................................                         RCFD 2910       285,671      17.
18. Bank's liability on acceptance executed and outstanding.........                         RCFD 2920       480,933      18.
19. Subordinated notes and debentures...............................                         RCFD 3200     1,400,000      19.
20. Other liabilities (from Schedule RC-G)..........................                         RCFD 2930     1,199,147      20.
21. Total liabilities (sum of items 13 through 20)..................                         RCFD 2948    47,604,654      21.
22. Limited-Life preferred stock and related surplus................                         RCFD 3282             0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus...................                         RCFD 3838             0      23.
24. Common stock....................................................                         RCFD 3230       200,858      24.
25. Surplus (exclude all surplus related to preferred stock)                                 RCFD 3839     2,934,523      25.
26. a. Undivided profits and capital reserves.......................                         RCFD 3632       865,652      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities...................................................                         RCFD 8434        18,441      26.b.
27. Cumulative foreign currency translation adjustments.............                         RCFD 3284        (1,222)     27.
28. Total equity capital (sum of items 23 through 27)...............                         RCFD 3210     4,018,252      28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)...........................                         RCFD 3300    51,622,906      29.

Memorandum

To be reported only with the March Report of Condition.


1.  Indicate in the box at the right the number of the statement below that best describes the  most
    comprehensive level of auditing work performed for the bank by independent external                               Number
    auditors as of any date during 1995........................................................       RCFM.1    N/A             M.1.


1 =  Independent audit of the bank conducted in accordance             4. = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified              external auditors (may be required by  state chartering
     public accounting firm which submits a report on the bank              authority)
2 =  Independent audit of the bank's parent holding company            5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing               auditors
     standards by a certified public accounting firm which             6 =  Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                   external  auditors
     (but not on the bank separately)                                  7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                   8 =  No external audit
     work accordance with generally accepted auditing standards by a certified public accounting firm (may be required by
     state chartering authority)


-------------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.



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